FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                ANNOUNCES EARNINGS INCREASE FOR THE THIRD QUARTER
                -------------------------------------------------

October 19, 2006-Honesdale, PA

         William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary, Wayne Bank announced earnings for the three months ended September 30 2006 of $1,522,000. This represents an increase of $40,000, or 2.7%, over the $1,482,000 earned in the similar period of 2005. Earnings per share (fully diluted) were $.53 in the 2006 period, compared to $.52 in the similar period in 2005. Annualized return on average assets for the three months ended September 30, 2006 was 1.35% with an annualized return on average equity of 12.06%. Net income for the nine months ended September 30, 2006 totaled $4,331,000, which represents a 6.8% increase over the $4,055,000 earned in the similar period of 2005. Earnings per share (fully diluted) reflected a 7.0% increase at $1.52 per share in the 2006 period compared to $1.42 in the 2005 period.

         Total assets as of September 30, 2006 were $453.2 million with loans receivable of $313.7 million, deposits of $364.6 million and shareholders' equity of $51.1 million. Total assets have increased $27.6 million, or 6.5% when compared to September 30, 2005.

         Loans receivable have increased $31.4 million, or 11.1%, from the prior year. The increase in loans was balanced with residential mortgage activity, including home equity lending increasing $18.2 million and the commercial loan portfolio growing by $16.5 million. The loan growth was principally funded by a $24.2 million increase in deposits. Non-performing loans totaled $395,000, or ..13% of total loans, as of September 30, 2006 compared to $107,000, or .04% as of September 30, 2005. The increase is due to one loan relationship. The Company had net charge-offs of $11,000 for the nine months ended September 30, 2006 declining from net charge-offs of $85,000 for the similar period in 2005. As a result of the lower level of net charge-offs, the Company was able to reduce its provision for loan losses to $170,000 for the nine months ended September 30, 2006 compared to $280,000 for the similar period in 2005. Notwithstanding the lower loan loss provision expense, the allowance for loan losses increased $185,000 from September 30, 2005 to $3,828,000 and represented 1.22% of total loans, as of September 30, 2006.

         For the three months ended September 30, 2006, net interest income, on a fully taxable equivalent basis (fte), totaled $4,233,000, an increase of $140,000 over the similar period in 2005. Net interest margin (fte) for the 2006 period was 3.98% decreasing from 4.06% for the similar period in 2005. The decrease in net interest margin was principally due to the increase in deposit costs as a result of rising short-term interest rates, most evident in the CD portfolio, which was partially offset by an increased amount of loans on the balance sheet and higher yields on loans. Net interest income (fte) for the nine months ended September 30, 2006 totaled $12,452,000, an increase of $665,000, or 5.6%, over the similar period in 2005. Net interest margin (fte) for the 2006 period was 3.97% compared to 3.99% in 2005.

         Other income for the three months ended September 30, 2006 totaled $894,000 compared to $908,000 for the similar period in 2005. The decrease was due in part to a lower level of service charges and fees in the 2006 period. This was partially offset by a higher level of net realized gains on sales of securities. For the nine months ended September 30, 2006, other income totaled $2,721,000 compared to $2,693,000 for the similar period in 2005. The increase was due to $110,000 gain on sales of mortgage loans and servicing rights compared to $63,000 in such gains in the similar period of 2005, which was partially offset by a decrease in realized gains on sales of securities. Net realized gains on sales of securities totaled $66,000 for the 2006 period, decreasing from $83,000 for the similar period in 2005.

         Other expenses totaled $2,730,000 for the three months ended September 30, 2006, an increase of $103,000, or 3.9% over $2,627,000 for the similar period in 2005. The increase is principally due to $122,000 increase in salaries and employee benefits. For the nine months ended September 30, 2006, other expenses totaled $8,337,000, an increase of $382,000, or 4.8% over $7,955,000 for the similar period in 2005. Salaries and employee benefits accounted for $263,000 of the increase.

         Mr. Davis remarked, "We are pleased with our solid financial results through nine months of 2006 in a very challenging environment. Despite the inverted yield curve, our net interest margins have remained fairly stable throughout the year. During the fourth quarter, we expect to open our twelfth office in Tannersville, and also complete our Honesdale Main Office renovation project, as we continue to make major capital investments to enhance future growth of our organization."

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Global Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control  costs and  expenses,  demand for real  estate and  general  economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP.
          570-253-1455
          www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)

                                                                           September 30
                                                                       ----------------------
                                                                          2006         2005
                                                                       ---------    ---------
ASSETS
   Cash and due from banks                                             $   9,448    $   9,755
   Interest bearing deposits with banks                                      141          132
   Fedeal funds sold                                                       1,525        2,295
                                                                       ---------    ---------
          Cash and cash equivalents                                       11,114       12,182

   Securities available for sale                                         112,402      113,162
   Securities held to maturity, fair value 2006: $976  2005: $2,902          954        2,860
   Loans receivable (net of unearned Income)                             313,678      282,264
   Less: Allowance for loan losses                                         3,828        3,643
                                                                       ---------    ---------
          Net loans receivable                                           309,850      278,621
   Investment in FHLB Stock                                                1,634        1,711
   Bank premises and equipment,net                                         5,489        5,454
   Accrued interest receivable                                             2,086        1,888
   Other assets                                                            9,641        9,733
                                                                       ---------    ---------
          TOTAL ASSETS                                                 $ 453,170    $ 425,611
                                                                       =========    =========

LIABILITIES
   Deposits:
     Non-interest bearing demand                                       $  63,331    $  58,061
     Interest-bearing                                                    301,275      282,370
                                                                       ---------    ---------
          Total deposits                                                 364,606      340,431
   Short-term borrowings                                                  15,086       11,515
   Other borrowings                                                       18,000       23,000
   Accrued interest payable                                                2,277        1,369
   Other liabilities                                                       2,142        1,849
                                                                       ---------    ---------
          TOTAL LIABILITIES                                              402,111      378,164

STOCKHOLDERS' EQUITY
   Common Stock, $.10 par value, authorized 10,000,000 shares
      issued:2006: 2,841,872  2005: 2,705,715 shares                         284          270
   Surplus                                                                10,123        5,545
   Retained earnings                                                      42,187       42,840
   Treasury stock, at cost: 2006: 42,900 shares, 2005: 16,026 shares      (1,246)        (468)
   Unearned ESOP Shares                                                       --         (199)
   Accumulated other comprehensive income                                   (289)        (541)
                                                                       ---------    ---------
          TOTAL STOCKHOLDERS' EQUITY                                      51,059       47,447
                                                                       ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                  $ 453,170    $ 425,611
                                                                       =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                         Three Months Ended September 30    Nine Months Ended September 30
                                                         -------------------------------    ------------------------------
                                                               2006           2005               2006           2005
                                                             -------        -------            -------        -------
INTEREST INCOME
    Loans receivable, including fees                         $ 5,506        $ 4,527            $15,651        $12,735
    Securities                                                 1,105            993              3,221          3,054
    Other                                                         36             58                121             75
                                                             -------        -------            -------        -------
         Total Interest income                                 6,647          5,578             18,993         15,864

INTEREST EXPENSE
    Deposits                                                   2,032          1,262              5,360          3,351
    Short-term borrowings                                        235             83                585            294
    Other borrowings                                             278            299                991            919
                                                             -------        -------            -------        -------
         Total Interest expense                                2,545          1,644              6,936          4,564
                                                             -------        -------            -------        -------
NET INTEREST INCOME                                            4,102          3,934             12,057         11,300
PROVISION FOR LOAN LOSSES                                         45             90                170            280
                                                             -------        -------            -------        -------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            4,057          3,844             11,887         11,020

OTHER INCOME
    Service charges and fees                                     616            648              1,850          1,830
    Income from fiduciary activities                              89             78                261            254
    Net realized gains/(loss) on sales of securities              45              3                 66             83
    Gains on sale of loans                                         3              8                110             63
    Other                                                        141            171                434            463
                                                             -------        -------            -------        -------
         Total other income                                      894            908              2,721          2,693

OTHER EXPENSES
    Salaries and  employee benefits                            1,482          1,360              4,344          4,081
    Occupancy, furniture and equipment                           329            356              1,078          1,105
    Data processing related                                      185            161                511            474
    Taxes, other than income                                     110             19                334            226
    Professional Fees                                             62            102                279            350
    Other                                                        562            629              1,791          1,719
                                                             -------        -------            -------        -------
         Total other expenses                                  2,730          2,627              8,337          7,955

INCOME BEFORE TAX                                              2,221          2,125              6,271          5,758
INCOME TAX EXPENSE                                               699            643              1,940          1,703
                                                             -------        -------            -------        -------
NET INCOME                                                   $ 1,522        $ 1,482            $ 4,331        $ 4,055
                                                             =======        =======            =======        =======

Basic earnings per share                                     $  0.54        $  0.53*           $  1.55        $  1.45*
                                                             =======        =======            =======        =======

Diluted earnings per share                                   $  0.53        $  0.52*           $  1.52        $  1.42*
                                                             =======        =======            =======        =======


* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

-------------------------------
Three Months Ended September 30                            2006           2005
                                                        ------------   ------------
Net interest income                                      $    4,102     $    3,934
Net income                                                    1,522          1,482

Net interest spread (fully taxable equivalent)                 3.34%          3.62%
Net interest margin (fully taxable equivalent)                 3.98%          4.06%
Return on average assets                                       1.35%          1.38%
Return on average equity                                      12.06%         12.43%
Basic  earnings per share                                $     0.54     $     0.53 *
Diluted earnings per share                                     0.53           0.52 *

-------------------------------
Nine Months Ended September 30

Net interest income                                      $   12,057     $   11,300
Net income                                                    4,331          4,055

Net interest spread (fully taxable equivalent)                 3.40%          3.60%
Net interest margin (fully taxable equivalent)                 3.97%          3.99%
Return on average assets                                       1.31%          1.31%
Return on average equity                                      11.76%         11.63%
Basic  earnings per share                                $     1.55     $     1.45 *
Diluted earnings per share                                     1.52           1.42 *

-------------------------------
As of September 30

Total Assets                                             $  453,170     $  425,611
Total Loans receivable                                      313,678        282,264
Allowance for loan  losses                                    3,828          3,643
Total deposits                                              364,606        340,431
Stockholders' equity                                         51,059         47,447
Trust Assets  under management                               93,716         86,223

Book value per share                                     $    18.25     $    16.80 *
Equity to total assets                                        11.27%         11.15%
Allowance to total loans receivable                            1.22%          1.29%
Nonperforming loans to total loans                             0.13%          0.04%

* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                30-Sep     30-Jun     31-Mar     31-Dec     30-Sep
                                                 2006       2006       2006       2005       2005
                                               --------   --------   --------   --------   --------
ASSETS
   Cash and due from banks                     $  9,448   $ 10,509   $  9,330   $  9,746   $  9,755
   Interest bearing deposits with banks             141        179         22         70        132
   Federal funds sold                             1,525     13,615         --         --      2,295
                                               --------   --------   --------   --------   --------
        Cash and cash equivalents                11,114     24,303      9,352      9,816     12,182

   Securities available for sale                112,402    114,441    116,659    115,814    113,162
   Securities held to maturity                      954        954        953      1,452      2,860
   Loans receivable (net of unearned Income)    313,678    299,366    291,840    290,890    282,264
   Less: Allowance for loan losses                3,828      3,794      3,743      3,669      3,643
                                               --------   --------   --------   --------   --------
     Net loans receivable                       309,850    295,572    288,097    287,221    278,621
   Investment in FHLB stock                       1,634      2,294      2,073      1,620      1,711
   Bank premises and equipment, net               5,489      5,457      5,508      5,393      5,454
   Other assets                                  11,727     12,138     11,488     12,240     11,621
                                               --------   --------   --------   --------   --------
        TOTAL ASSETS                           $453,170   $455,159   $434,130   $433,556   $425,611
                                               ========   ========   ========   ========   ========

LIABILITIES
   Deposits:
     Non-interest bearing demand               $ 63,331   $ 59,538   $ 54,505   $ 50,891   $ 58,061
     Interest-bearing deposits                  301,275    293,929    285,002    289,712    282,370
                                               --------   --------   --------   --------   --------
        Total deposits                          364,606    353,467    339,507    340,603    340,431
   Other borrowings                              33,086     48,687     42,765     41,564     34,515
   Other liabilities                              4,419      3,813      3,361      3,281      3,218
                                               --------   --------   --------   --------   --------
        TOTAL LIABILITIES                       402,111    405,967    385,633    385,448    378,164

STOCKHOLDERS' EQUITY                             51,059     49,192     48,497     48,108     47,447
                                               --------   --------   --------   --------   --------
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                 $453,170   $455,159   $434,130   $433,556   $425,611
                                               ========   ========   ========   ========   ========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                              30-Sep     30-Jun     31-Mar     31-Dec      30-Sep
Three months ended                                             2006       2006       2006       2005        2005
                                                             -------    -------    -------    -------     -------
INTEREST INCOME
    Loans receivable, including fees                         $ 5,506    $ 5,201    $ 4,944    $ 4,848     $ 4,527
    Securities                                                 1,105      1,066      1,050        999         993
    Other                                                         36         83          2         57          58
                                                             -------    -------    -------    -------     -------
         Total Interest income                                 6,647      6,350      5,996      5,904       5,578

INTEREST EXPENSE
    Deposits                                                   2,032      1,738      1,590      1,520       1,262
    Borrowings                                                   513        583        480        421         382
                                                             -------    -------    -------    -------     -------
         Total Interest expense                                2,545      2,321      2,070      1,941       1,644
NET INTEREST INCOME                                            4,102      4,029      3,926      3,963       3,934
PROVISION FOR LOAN LOSSES                                         45         55         70         70          90
                                                             -------    -------    -------    -------     -------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                              4,057      3,974      3,856      3,893       3,844

OTHER INCOME
    Service charges and fees                                     616        644        590        677         648
    Income from fiduciary activities                              89         95         77         89          78
    Net realized gains (losses) on sales of securities            45         14          7        (41)          3
    Gains on sale of loans                                         3        107         --          1           8
    Other                                                        141        143        150        129         171
                                                             -------    -------    -------    -------     -------
         Total other income                                      894      1,003        824        855         908

OTHER EXPENSES
    Salaries and  employee benefits                            1,482      1,456      1,406      1,329       1,360
    Occupancy, furniture and equipment , net                     329        369        380        398         356
    Other                                                        919      1,016        980        941         911
                                                             -------    -------    -------    -------     -------
         Total other expenses                                  2,730      2,841      2,766      2,668       2,627

INCOME BEFORE TAX                                              2,221      2,136      1,914      2,080       2,125
INCOME TAX EXPENSE                                               699        660        581        638         643
                                                             -------    -------    -------    -------     -------
NET INCOME                                                   $ 1,522    $ 1,476    $ 1,333    $ 1,442     $ 1,482
                                                             =======    =======    =======    =======     =======

Basic  earnings per share                                    $  0.54    $  0.53    $  0.48*   $  0.52*    $  0.53*
                                                             =======    =======    =======    =======     =======

Diluted earnings per share                                   $  0.53    $  0.52    $  0.47*   $  0.51*    $  0.52*
                                                             =======    =======    =======    =======     =======

Book Value per share                                         $ 18.25    $ 17.57    $ 17.29*   $ 17.07*    $ 16.80*

Return on average equity                                       12.06%     12.06%     11.14%     11.97%      12.43%
Return on average assets                                        1.35%      1.34%      1.25%      1.32%       1.38%

Net interest spread                                             3.34%      3.39%      3.49%      3.52%       3.63%
Net interest margin                                             3.98%      3.95%      3.98%      4.01%       4.06%

Allowance for loan losses to total loans                        1.22%      1.27%      1.28%      1.26%       1.29%
Net charge-offs/(recoveries) to average loans (annualized)      0.01%      0.01%      (.01)%     0.06%       0.07%
Nonperforming loans to total loans                              0.13%      0.10%      0.14%      0.12%       0.04%
Nonperforming assets to total assets                            0.09%      0.07%      0.10%      0.08%       0.02%

* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.